SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Second Amendment to Securities Purchase Agreement (this “Amendment”) is made as of the 7th day of April 2009, by and among NewCardio, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages to that certain Securities Purchase Agreement (the “SPA”), dated as of  December 27, 2007, between Marine Park Holdings, Inc., a Delaware corporation and the Purchasers identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

Capitalized terms defined in the SPA and not otherwise defined herein shall have the same meanings as ascribed to them in the SPA.

WHEREAS, by a vote of the Purchasers holding at least 67% in interest of each class of the Securities that are issued and outstanding, this Amendment has been approved;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

1.
The SPA is hereby amended (A) by amending the term “Lock-Up Period” in its entirety to mean the period commencing on the date hereof, and ending on the later to occur of (x) June 30, 2009, or (y) the date that is 180 days after the closing of a Financing Transaction of at least $5 million in gross proceeds closing on or before June 30, 2009, and (B) by amending the term “Financing Transaction” in its entirety to mean the private placement of debt securities and/or equity or equity-linked securities, generating net proceeds to the Company of at least $5 million.

2.
Reference is made to the letter dated December 1, 2008, between Platinum-Montaur Life Sciences, LLC and the Company (the “Put Letter”).    For purposes of the Put Letter, (x) the term Financing Transaction, is amended in its entirety to mean the private placement of debt securities and/or equity or equity-linked securities, generating gross proceeds to the Company of at least $5 million, and (y) the term “End Date” is amended to read “June 30, 2009”.

3.	The Company shall, by 5:00 pm on the 4th Business Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby.

4.	Except as amended hereby, the SPA remains in force and effect.

5.	This Amendment may be executed in counterparts that, together, shall have the same effect as if all parties signed this Amendment on the same signature page.

[SIGNATURE PAGES TO THIS AMENDMENT TO SECURITIES PURCHASE AGREEMENT FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NewCardio, Inc.	2350 Mission College Blvd. Suite 1175 Santa Clara, CA 95054 Facsimile Number: 775-254-5118 E-mail: rbrounstein@newcardio.com

By: /s/Richard D. Brounstein
Name: Richard D. Brounstein Title: Executive Vice President, CFO & Secretary

[PURCHASER SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser: Vision Opportunity Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser: /s/Carl Kleidman

Name of Authorized Signatory: Carl Kleidman

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:  c/o Vision Capital Advisors
20 W 55th Street, 5th Fl.
New York, NY 10019
Attn.:  Jess Jones or Kim Gabriel

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser: Vision Capital Advantage Fund, L.P.

Signature of Authorized Signatory of Purchaser: /s/Carl Kleidman

Name of Authorized Signatory: Carl Kleidman

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:   c/o Vision Capital Advisors
20 W 55th Street, 5th Fl.
New York, NY 10019
Attn.:  Jess Jones or Kim Gabriel

[PURCHASER SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser: Platinum-Montaur Life Sciences, LLC

Signature of Authorized Signatory of Purchaser: s/s Michael M. Goldberg

Name of Authorized Signatory: Michael Goldberg

Title of Authorized Signatory: Portfolio Manager

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:   c/o Michael Goldberg
152 S. 57th Street, 4th Floor
New York, NY 10019